UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 5, 2022

SPORTS VENTURES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39842	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9705 Collins Ave 1901N

Bal Harbour, FL 33154

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 786-650-0074

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one third of one Redeemable Warrant	AKICU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, $.0001 par value per share	AKIC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	AKICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated herein by reference is an updated investor presentation, dated as of April 5, 2022, for use by Sports Ventures Acquisition Corp. (“SVAC”) in meetings with certain of its stockholders as well as other persons with respect to SVAC’s proposed business combination (the “Business Combination”) with Prime Focus World N.V. (“DNEG”).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SVAC under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

In connection with the transaction described herein, SVAC will file relevant materials with the Securities Exchange Commission (“SEC”), including a proxy statement. The proxy statement and a proxy card will be mailed to stockholders of SVAC as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the proxy statement without charge from SVAC. The proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to SVAC at 9705 Collins Ave 1901N, Bal Harbour, FL 33154.

This communication does not contain all the information that should be considered concerning the proposed transaction. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SVAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT SVAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SVAC, DNEG AND THE BUSINESS COMBINATION.

Participants in Solicitation

SVAC, DNEG and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of SVAC Ordinary Class A Shares in respect of the proposed transaction. Information about SVAC’s directors and executive officers and their ownership of SVAC Ordinary Class A Shares is set forth in SVAC’s Annual Report filed on Form 10-K with the SEC on March 1, 2022, as such filing may be amended or supplemented from time to time. Other information regarding the interests of the participants in the proxy solicitation, including DNEG and its directors, executive officers and employees, will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of DNEG, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by SVAC and its management, and DNEG and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against DNEG, SVAC, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of SVAC, or to satisfy other conditions to closing the business combination; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet Nasdaq’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of DNEG as a result of the announcement and consummation of the business combination; 7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that DNEG or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) DNEG’s estimates of its financial performance; 12) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of SVAC’s securities; 13) the risk that the transaction may not be completed by SVAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SVAC; 14) the impact of the novel coronavirus disease pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; 15) inability to complete the PIPE investment in connection with the business combination; and 16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SVAC’s Form S-1 (File No. 333-249392), SVAC’s Annual Report on Form 10-K filed with the SEC on March 1, 2022, the proxy statement pertaining to the proposed transaction when it becomes available and the proxy of SVAC and other documents filed by SVAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SVAC nor DNEG gives any assurance that either SVAC or DNEG or the combined company will achieve its expected results. Neither SVAC nor DNEG undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated April 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTS VENTURES ACQUISITION CORP.

	By:	/s/ Daniel Strauss
Name: Daniel Strauss
Title: Chief Operating Officer

Dated: April 5, 2022

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